UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2011

Razor Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada 000-51973 N/A

(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

12340 Seal Beach Blvd., Ste B-190

Seal Beach, California 90740

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 949-419-6588

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

2

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 5, 2011, Gregory Rotelli resigned as a director and President, Secretary and Treasurer of the company.

Upon Mr. Rotelli’s resignation, i.e., on October 5, 2011, we appointed Meng Hao as President, Secretary, Treasurer and director of the company.

Mr. Hao's responsibilities will include the operating management and oversight of the company's mineral property exploration.

Mr. Hao is 32 years old and in 2004 graduated from the Beijing Jiatong University with a Bachelor's Degree in Management Information and Information Systems. Mr. Hao was employed by Changshu Chang Precious Metals for the last 5 years as an Operations Manager where he was responsible for production and overall exploration.

On October 5, 2011 Larry Segal resigned as director of the company.

Our board of directors now consists of Meng Hao.

There are no family relationships among our directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAZOR RESOURCES, INC.

/s/ Meng Hao

Meng Hao

President

Date: December 6, 2011